UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of the earliest event reported: January 15, 2004

                         INTERNATIONAL TRAVEL CD'S, INC.

        (Exact Name of Small Business Issuer as Specified in Its Charter)

                        Commission file number: 000-33099

          COLORADO                                              84-1553046
-------------------------------                           ----------------------
(State or Other Jurisdiction of                               (IRS Employer
Incorporation of Organization)                            Identification Number)

                              5633 STRAND BOULEVARD
                                    SUITE 316
                              NAPLES, FLORIDA 34110
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (941) 596-8655
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 1. Changes in Control of Registrant.

      On January 15, 2004 (the "Effective Time"), pursuant to an Agreement and Plan of Merger dated December 16, 2003 (as amended to date, the "Merger Agreement") by and among International Travel CD's, Inc., a Colorado corporation (the "Issuer"), International Travel CD's Acquisition Corp., a Delaware corporation ("Merger Sub"), Stellar Venture Partners, LLC, a Georgia limited liability company ("Stellar"), and MAS Services, Inc., a Florida corporation, Merger Sub was merged with and into Stellar, with Stellar remaining as the surviving entity and becoming a wholly-owned subsidiary of the Issuer (the "Merger").

      Pursuant to the terms of the Merger Agreement, at the Effective Time, the Issuer issued 72,000,004 shares of its common stock, no par value per share
("Common Stock"), to the membership interest holders of Stellar ("Interest Holders"), representing, on a fully diluted basis, approximately seventy-five percent (75%) of the then issued and outstanding shares of Common Stock. Pursuant to the terms of the Merger Agreement, at the Effective Time, Mark A. Bush resigned as the sole officer and director of the Issuer, and Richard A. Schmidt was appointed to serve as the sole director, Chief Executive Officer, President and Treasurer of the Issuer.

      As a result of (i) the percentage of the shares of Common Stock acquired under the Merger Agreement by the Interest Holders, and (ii) the resignation of Mark A. Bush as the sole officer and director of the Issuer and the election of Richard A. Schmidt as the successor officer and director of the Issuer, the Merger may be deemed to have involved a change in control of the Issuer.

Item 2. Acquisition or Disposition of Assets.

      At the Effective Time, the Merger was consummated pursuant to the terms of the Merger Agreement.

      Pursuant to the terms of the Merger Agreement, at the Effective Time, the Issuer issued 72,000,004 shares of Common Stock to the Interest holders. Each outstanding membership interest of Stellar was converted into the right to receive that number of shares of Common Stock determined by dividing (a) 72,000,000 by (b) the total number of membership interests of Stellar outstanding immediately prior to the Effective Time.

      The amount of the consideration paid in connection with the Merger was determined in arm's length negotiations between International Travel, Merger Sub and Stellar, and the terms of the Merger were approved by the board of directors of International Travel, the board of directors and shareholders of Merger Sub, and the members and manager of Stellar.

      All shares of Common Stock issued at the closing of the Merger are "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), and may not be resold except pursuant to registration under the Securities Act and registration or qualification under applicable state securities laws, or an available exemption therefrom.

      Stellar was organized on March 6, 2000. Stellar provides employee internet monitoring solutions through Stellar Internet Monitoring, LLC, a Florida limited liability company and indirect wholly-owned subsidiary of Stellar ("SIM"). SIM provides management with real time reports on employee use of the internet and instant messaging, and allows organizations to police their own internet usage policy, delivering instant enterprise-wide consolidated reporting in both statistical and graphical form. Through KidWeb, LLC, another Florida limited liability company and indirect wholly-owned subsidiary of Stellar, Stellar also creates software that helps children learn about the Internet and create their own websites. The Issuer intends to continue to operate Stellar's assets in furtherance of these business purposes.


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

      The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by the terms of the Merger Agreement filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5. Other Events and Regulation FD Disclosure.

      The Merger Agreement provides that, subsequent to the Effective Time, the Issuer will call and convene a special meeting of its stockholders to: (i) consider and approve an amendment to the Issuer's Articles of Incorporation to change the name of the Issuer from "International Travel CD's, Inc." to "Stellar Technologies, Inc."; and (ii) consider and approve a reverse stock split of all outstanding shares of the Issuer's common stock at a ratio of four-for-one, resulting in stockholders receiving one share of common stock for every four shares of common stock that they currently own.

Item 7. Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired.

      The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that this report is required to be filed with the SEC.

      (b) Pro Forma Financial Information.

      The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that this report is required to be filed with the SEC.

      (c) Exhibits.

      2.1 Agreement and Plan of Merger, dated December 16, 2003, by and among International Travel CD's, Inc., International Travel CD's Acquisition Corp., Stellar Venture Partners, LLC, and MAS Services, Inc.

      2.2 First Amendment and Waiver to Agreement and Plan of Merger, dated January 14, 2004, by and among International Travel CD's, Inc., International Travel CD's Acquisition Corp., Stellar Venture Partners, LLC, and MAS Services, Inc.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        International Travel CD's, Inc.

Dated: January 30, 2004                 /s/ Richard A. Schmidt
                                        ----------------------------------------
                                        Richard A. Schmidt
                                        Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

2.1 Agreement and Plan of Merger, dated December 16, 2003, by and among International Travel CD's, Inc., International Travel CD's Acquisition Corp., Stellar Venture Partners, LLC, and MAS Services, Inc.

2.2 First Amendment and Waiver to Agreement and Plan of Merger, dated January 14, 2004, by and among International Travel CD's, Inc., International Travel CD's Acquisition Corp., Stellar Venture Partners, LLC, and MAS Services, Inc.